UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 9, 2018
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
799 West Coliseum Way
Midvale, Utah 84047
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Capital on DemandTM Sales Agreement
On August 9, 2018, Overstock.com, Inc. (the “Company” or “we”) entered into a Capital on DemandTM Sales Agreement (the “Sales Agreement”) with JonesTrading Institutional Services LLC, as agent (“JonesTrading”), pursuant to which we may offer and sell, from time to time, through JonesTrading, shares of the Company’s common stock, $.0001 per share (“Common Stock”) having an aggregate offering price of up to $150 million.
Under the Sales Agreement, JonesTrading may sell the Common Stock by any method permitted by law and deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). We may give instructions to JonesTrading about any sales, including instructions not to make sales below prices we designate from time to time.
We are not obligated to sell any shares under the Sales Agreement, and there can be no assurance of the price or prices at which we may sell any shares under the Sales Agreement. The offering of Common Stock pursuant to the Sales Agreement will terminate upon the sale of all shares subject to the Sales Agreement or termination of the Sales Agreement.
We will pay JonesTrading a commission of up to 2.0% of the aggregate gross sales price of shares sold pursuant to the Sales Agreement. We have agreed to reimburse JonesTrading for certain specified expenses, including certain fees of its legal counsel, in an amount not to exceed $10,000, as provided in the Sales Agreement. We have also agreed to provide JonesTrading with customary indemnification and contribution rights.
The foregoing description of the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Concurrently with entering into the Sales Agreement, we entered into the Standby Equity Underwriting Agreement with JonesTrading described below. We have no other material relationship with JonesTrading. Our Chief Executive Officer and director Patrick M. Byrne and/or High Plains Investments LLC, which is controlled by Dr. Byrne, may utilize JonesTrading as their broker to make sales of Common Stock pursuant to Rule 144 under the Securities Act.

Standby Equity Underwriting Agreement
On August 9, 2018, we also entered into a Standby Equity Underwriting Agreement (the “Standby Underwriting Agreement”) with JonesTrading. The Standby Underwriting Agreement provides that we have the right, but no obligation, to sell shares of Common Stock to JonesTrading, as underwriter, for up to $50,000,000, for resale to the public, subject to customary conditions and the following terms:
(1)    Any sales would be made only in tranches of up to $5,000,000 each, determined as set forth in the Standby Underwriting Agreement;
(2)    We must give JonesTrading notice of any sale two trading days prior to the sale, and we are limited to giving one sale notice every 10 trading days;
(3)    The maximum amount we could elect to sell would be decreased, dollar for dollar, by any other sales of Common Stock we make in any type of registered offering, including sales made under the Sales Agreement described above, and could also be limited under circumstances described in the Standby Underwriting Agreement;
(4)    JonesTrading has an option to purchase additional shares from us in an amount up to 15% of the number of shares we sell to JonesTrading in any tranche, exercisable until the earlier of 30 days after we give JonesTrading notice of any sale, and the date on which we give another notice of sale to JonesTrading; and
(5)    The price for any sales we elect to make or as to which JonesTrading exercises its option will be 97% of the average of the daily volume weighted average price of the Common Stock during normal trading hours on the Nasdaq Stock Market for the two trading days subsequent to the date on which we give JonesTrading notice of any sale of shares, subject to adjustments in accordance with the Standby Underwriting Agreement.

Unless earlier terminated by either us or JonesTrading, the Standby Underwriting Agreement will terminate upon our sale of the entire $50 million of Common Stock as described above. JonesTrading may terminate the Standby Underwriting Agreement if the Common Stock is no longer an actively-traded security as defined under Regulation M, and also may terminate it for other reasons that typically allow underwriters to terminate their obligations under underwriting agreements. We may terminate the Standby Underwriting Agreement in our sole discretion at any time 90 days or more after the date of the Standby Underwriting Agreement. Regardless of any termination, certain provisions of the Standby Underwriting Agreement, including those relating to the payment of expenses, indemnification and contribution, our representations and warranties, and various agreements relating to dispute resolution, would remain in effect.
We have paid or will pay JonesTrading a commitment fee of $500,000 in connection with the Standby Underwriting Agreement. We have agreed to reimburse JonesTrading for certain specified expenses, including certain fees of its legal counsel. We have also agreed to provide JonesTrading with customary indemnification and contribution rights.
The foregoing description of the Standby Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Standby Underwriting Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Common Stock discussed herein, nor shall there be any offer, solicitation, or sale of any shares of the Common Stock in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are filed with this report:

99.1
Capital on DemandTM Sales Agreement with JonesTrading Institutional Services LLC, as agent, dated August 9, 2018 (incorporated by reference to exhibit 10.1 to our Form S-3 filed on August 9, 2018, File No. 333-226729)

99.2
Standby Equity Underwriting Agreement with JonesTrading Institutional Services LLC, as underwriter, dated August 9, 2018 (incorporated by reference to exhibit 10.2 to our Form S-3 filed on August 9, 2018, File No. 333-226729)

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are therefore entitled to the protection of the safe harbor provisions of these laws. These forward-looking statements involve risks and uncertainties, and relate to future events or our future financial or operating performance. The forward-looking statements include all statements other than statements of historical fact.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President, Legal, and General Counsel
Date:	August 15, 2018